UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2013
XL GROUP
Public Limited Company
(Exact name of registrant as specified in its charter)

Ireland	1-10804	98-0665416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

XL House, 8 St. Stephen's Green, Dublin, Ireland	2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: +353 (1) 400-5500

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On November 4, 2013, XLIT Ltd. (“XLIT”), an exempted company organized under the laws of the Cayman Islands and a wholly-owned subsidiary of XL Group plc, entered into a new credit agreement with Citicorp USA, Inc., as administrative agent and issuing lender, and the other lenders party thereto (the “Credit Agreement”), and a continuing agreement for standby letters of credit with Citibank, N.A. (the “Standby Letter of Credit Agreement”), that collectively provide for issuance of letters of credit and revolving credit loans up to $100,000,000. XLIT has the option to increase the maximum amount of letters of credit and revolving credit loans available under the Credit Agreement with the lender’s and issuing lender’s consent.
The Credit Agreement contains customary affirmative and negative covenants for credit facilities of its type as well as certain customary events of default. Interest payable under the Credit Agreement and fees payable under the Standby Letter of Credit Agreement are as set forth in those documents. The fee payable under the Credit Agreement is determined pursuant to the terms set forth in the letter agreement filed as an exhibit hereto.
The foregoing descriptions of the Credit Agreement, Standby Letter of Credit Agreement and letter agreement are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.
Citibank, N.A., Citicorp USA, Inc., or their affiliates have, from time to time, performed various investment or commercial banking and financial advisory services for XLIT and its affiliates in the ordinary course of business.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 of this Current Report on Form 8-K concerning the Credit Agreement, Standby Letter of Credit Agreement and letter agreement is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

10.1	Credit Agreement, dated as of November 4, 2013, between XLIT Ltd., Citicorp USA, Inc., as Administrative Agent and Issuing Lender, and the Lenders party thereto.

10.2	Continuing Agreement for Standby Letters of Credit, dated as of November 4, 2013, between XLIT Ltd. and Citibank, N.A.

10.3	Letter Agreement, dated as of November 4, 2013, between XLIT Ltd. and Citicorp USA, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 4, 2013
XL Group plc
(Registrant)

By:	/s/ Kirstin Gould

Name:	Kirstin Gould

Title:	General Counsel and Secretary